KRANESHARES TRUST

KraneShares Hedgeye Hedged Equity Index ETF

(the “Fund”)

Supplement dated January 20, 2026 to the currently effective Summary Prospectus,
Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2025.

The Board of Trustees of the KraneShares Trust has approved, based on the recommendation of Krane Funds Advisors, LLC (“Krane”), the investment adviser of the Fund, the appointment of Hedgeye Asset Management, LLC as the new sub-adviser for the Fund.

As a result, effective immediately, the following changes are made to the Prospectus and Statement of Additional Information of the Fund:

1.	In the Prospectus for the Fund, the “Management – Investment Adviser” section is deleted in its entirety and replaced with the following:

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as the investment adviser to the Fund.

Hedgeye Asset Management, LLC (“HAM” or “Sub-Adviser”) serves as the index provider and investment sub-adviser to the Fund.

2.	In the Prospectus for the Fund, the following sentence is added to the “Management – Portfolio Managers” section:

John McNamara, the Chief Investment Officer at HAM, has been a portfolio manager of the Fund since January 2026.

3.	In the Statutory Prospectus, the second sentence of the “Additional Information About the Funds – Additional Information About Underlying Indexes – KraneShares Hedgeye Hedged Equity Index ETF (“KSPY”)” section is deleted and replaced with the following:

The Index Provider is affiliated with the Fund (solely in its capacity as the Sub-Adviser to the Fund) and is not affiliated with Krane.

4.	The sixth paragraph of the “Management – Investment Adviser” section in the Statutory Prospectus is deleted in its entirety.

5.	In the Statutory Prospectus, the following section is added to the “Management – Investment Adviser” section:

Investment Sub-Adviser (to KraneShares Hedgeye Hedged Equity Index ETF)

Hedgeye Asset Management, LLC (“HAM” or “Sub-Adviser”), located at 1 High Ridge Park, Third Floor, Stamford, CT 06905, serves as the index provider and investment sub-adviser of the Fund and selects investments for the Underlying Index using a process that is set forth in the index methodology of the Underlying Index. Information about the Underlying Index is available on HAM’s website, www.hedgeyeam.com. Krane retains sole responsibility for submitting investment orders and executing trades on behalf of the Fund. Krane pays HAM a ten basis points (0.10%) of the Fund’s average daily net assets.

The Sub-Adviser is a limited liability company organized under the laws of the State of Delaware, and is a subsidiary of Hedgeye Risk Management, LLC. The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

A discussion regarding the basis for the Board’s approval of the Fund’s investment sub-advisory agreement will be available in the Fund’s Form N-CSR for the period ending March 31, 2026.

6.	In the Statutory Prospectus, the following section is added to the “Management – Portfolio Managers” section:

KraneShares Hedgeye Hedged Equity Index ETF

John McNamara is the Chief Investment Officer of Hedgeye Asset Management, LLC (“HAM”), a subsidiary of Hedgeye Risk Management, LLC (“Hedgeye”). HAM is an SEC-registered investment adviser that manages exchange-traded funds, indices, model portfolios and mutual funds leveraging Hedgeye’s proprietary research. Prior to his current role, John was a Portfolio Manager at Sierpinski Capital Management LP and transitioned to Chief Investment Officer of HAM following Sierpinski’s partnership with Hedgeye. Earlier in his career, he worked in portfolio management and trading roles at MSK Capital Partners and Melchior/Dalton Strategic Partnership, where he frequently utilized Hedgeye research. He began his career in the Equities division of Deutsche Bank Securities, serving across Research and Sales & Trading.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares is available in the SAI.

7.	In the Statutory Prospectus, the “Index Provider Information and Disclaimers – KraneShares Hedgeye Hedged Equity Index ETF” section is deleted in its entirety and replaced with the following:

KraneShares Hedgeye Hedged Equity Index ETF

HAM is not affiliated with the Trust, Krane, the Trust’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates, except that HAM is affiliated with the Fund (solely in its capacity as the Sub-Adviser to the Fund). In addition to the sub-adviser agreement, Krane and HAM have also entered into an index provider agreement (the “Agreement”) pursuant to which HAM has licensed the exclusive use of the Index and certain related marks to Krane for a fee, and Krane is permitted to sublicense such rights to the Fund and uses the marks for the purpose of promoting and marketing the Fund. Under the Agreement, HAM is compensated, in part, on the asset size of the Fund and therefore benefits directly from investments in the Fund. HAM is a subsidiary of HRM. HRM provides Hedgeye Risk Range™ signals to HAM under a licensing agreement. As such, HRM benefits directly from investments in the Fund.

Neither HAM nor HRM make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index, (ii) the performance or price of the Index at any particular time on any particular day or otherwise, or (iii) the merchantability, fitness or suitability of the Index for the particular purpose to which it is being put in connection with the Fund. HRM does not provide, any financial or investment advice or recommendation in relation to the Index to Krane or its affiliates, including the Fund. All rights in the Index vest in HAM other than those licensed to Krane under the Agreement.

Neither HAM nor HRM makes any warranty, express or implied, as to results to be obtained by Krane or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Index or any data included therein. Without limiting any of the foregoing, in no event shall HAM or HRM have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Index or any data included therein, even if notified of the possibility of such damages.

HRM sells financial research to financial institutions and investors, including the Hedgeye Risk Range™ signals which are a critical input of the Index provided to the Fund by HRM subsidiary, HAM. HRM publishes Hedgeye Risk Range™ signals direct to its subscribers who will receive the Risk Range™ signals before they are delivered to HAM and become a part of the Index. As such, due to processing time between publication and receipt of the Risk Range™ signals by HAM, other investors may execute trades based on the signals before Krane received the published Index for the Fund.

8.	In the Statement of Additional Information, the following sentence is added after the first paragraph of the “General Description of the Trust and the Funds – Adviser and Sub-Advisers” section:

Hedgeye Asset Management, LLC (“HAM”) serves as the index provider and investment sub-adviser to the KraneShares Hedgeye Hedged Equity Index ETF.

9.	In the Statement of Additional Information, the following section is added to the “Sub-Advisers” section:

Hedgeye Asset Management, LLC

The Adviser has retained Hedgeye Asset Management, LLC (“HAM”), located at 1 High Ridge Park, Third Floor, Stamford, CT 06905, to serve as the index provider and investment sub-adviser of the KraneShares Hedgeye Hedged Equity Index ETF. HAM selects investments for the Underlying Index using a process that is set forth in the index methodology of the Underlying Index. HAM is a limited liability company organized under the laws of the State of Delaware, and is a subsidiary of Hedgeye Risk Management, LLC. HAM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Krane has entered into a Sub-Advisory Agreement with HAM pursuant to which Krane will pay HAM a ten basis points (0.10%) of the Fund’s average daily net assets. The sub-advisory fee shall be payable on a monthly basis in arrears.

The Sub-Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time: (1) by Krane upon sixty (60) days’ written notice to HAM; (2) by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon (60) days’ written notice to HAM; (3) by HAM upon sixty (60) days’ written notice to the Board and Krane; or immediately upon written notice by Krane or HAM if (A) the license, approval, authorization or consent held by Krane or HAM which is required for the performance of its obligations under the Sub-Advisory Agreement and which has been granted or given by any relevant regulatory authority, is terminated or suspended; (B) Krane or HAM commits a material breach of the Sub-Advisory Agreement that is uncured within thirty (30) days of notice; (C) any step is taken with a view to the winding up, bankruptcy or administration of Krane or HAM; (D) any adverse finding is made in respect of, or official sanction imposed on, Krane or HAM by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under the Sub-Advisory Agreement; or (E) a relevant regulatory authority has held, or is likely to hold, Krane or HAM to be in breach of any regulatory or other duties in relation to the Sub-Advisory Agreement. After an initial period of two years, the Sub-Advisory Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

10.	In the Statement of Additional Information, the following is added to the “Portfolio Managers – Portfolio Manager Fund Ownership” section:

HAM’s Portfolio Manager
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
John McNamara*	KraneShares Hedgeye Hedged Equity Index ETF	None

*	The information provided is as of December 31, 2025.

11.	In the Statement of Additional Information, the following is added to the “Portfolio Managers – Other Accounts” section:

HAM’s Portfolio Manager
Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
John McNamara*	0	$0	0	$0	0	$0

*	The information provided is as of December 31, 2025. None of the accounts paid advisory fees based on the performance of the accounts.

12.	In the Statement of Additional Information, the following is added to the “Portfolio Managers – Portfolio Manager Compensation” section:

HAM

The portfolio manager receives a fixed base salary and is eligible to receive a discretionary bonus based on the profitability of HAM as well as the job performance of the portfolio manager. The discretionary bonus is not directly based on the performance of the Fund and in this respect, potential conflicts of interest arising from the portfolio manager’s compensation are limited. The company has in place a conflict of interest policy to address such matters.

13.	In the Statement of Additional Information, the following is added to the “Portfolio Managers – Description of Material Conflicts of Interest” section:

HAM

A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the similar investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge of the size, timing and possible market impact of the Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts, including personal trading, and to the disadvantage of the Fund. However, HAM has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. HAM monitors and limits personal trading in accordance with its Code of Ethics, as described below.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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